EXHIBIT 10.24 S

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SIXTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Sixty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

Customers desire to use and CSG agrees to create and implement certain SQL packages (“SQL Packages”), CSG Vantage® reference tables (“Reference Tables”) and output tables (“Output Tables”) which are identified in Attachment A to this Amendment (collectively, the “User Defined Report Objects”) for Customers’ residential Subscribers in the system principal agents listed in Attachment B.  In addition, CSG shall create functionality so that the SQL Packages will run automatically, monthly (“Scheduled Jobs”) to generate the Output Tables.  The User Defined Report Objects and the Output Tables shall be stored by CSG on TWC’s dedicated Vantage environment for each of the applicable timelines reflected in Attachment A.  TWC’s existing dedicated Vantage environment will be expanded to add **** ******* (***) ********* of storage capacity (“Additional Storage”) to host such User Defined Report Objects.  For avoidance of doubt, any data contained in the User Defined Report Objects, regardless of whether such data is marked or stated as confidential or proprietary, shall be deemed to be Confidential Information of TWC and subject to the terms and conditions of the Agreement.  Further, the Additional Storage is not intended to store any Personal Information and therefore, TWC is solely responsible for ensuring that no Personal Information is contained in any of the Reference Tables.

CSG shall provide TWC with Vantage user capabilities for *** (*) *****, each as designated by TWC (“Designated Users”).  *** (*) such Designated User shall be designated as the schema owner (“Schema Owner”).  Within the schema, the Schema Owner will have all administrator rights and privileges, including the capability to run ******* (**) ********** ********, grant/discontinue access to any users of Customer (“Customer Users”) and/or the Third Party User, and grant/discontinue the capability of Customer Users and/or the Third Party User to perform ongoing maintenance activities to the User Defined Report Objects, including updating service code categories, free service identifiers, outlook and budget codes and to make changes to the User Defined Report Objects logic.  The ****** ********** User (the “Third Party User”) shall only have access to the Output Tables and the capability to run ******* (**) ********** ********, unless the Schema Owner specifically grants additional capabilities to such Third Party User.  For avoidance of doubt, no additional Vantage licenses are required in connection with the Designated Users.  Notwithstanding the foregoing, each Customer User must have a Vantage license to utilize the capabilities granted by the Schema Owner and each such Customer User’s number of sessions hereunder will be dictated by such Customer User’s applicable Vantage license.  Further, the Schema Owner may add, remove and/or change the capabilities of Customer Users, in whole or in part, at any time and from time to time hereunder at no additional charge.  In addition, TWC may change the Schema Owner at any time and from time to time hereunder, ** ** ********** ******, by notifying CSG in writing (e-mail is acceptable).

EXHIBIT 10.24 S

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Upon the termination, cancellation, or expiration of the Agreement for any reason and the expiration of the Termination Assistance Period, or upon the request of TWC, all Output Tables contained in the Additional Storage, together with any copies made thereof, in addition to any media upon which such Output Tables are stored, whether electronic, magnetic, hard copy or in any other form, shall be returned to TWC, or, if requested by TWC, destroyed in a commercially reasonable manner and certified destroyed by CSG in writing.  By way of clarification, the parties acknowledge and agree that the Output Tables and related copies, as described above in this paragraph, shall be delivered to TWC, as Custom Data Files pursuant to a mutually agreed Statement of Work for the then current Technical Services rate provided in Schedule F and pursuant to and in accordance with Section 6.2(c) of the Agreement.

2.	As a result, Schedule F, “Fees,” Section III, “Advanced Reporting,” Section A., CSG Vantage, shall be amended to include the following fees for User Defined Report Objects and Scheduled Jobs:

Description of Item/Unit of Measure	Frequency		Fee
15. User Defined Report Objects and Scheduled Jobs
User Defined Report Objects and Scheduled Jobs Development and Implementation Fees (Note 13)	***— ****		*****
Additional Vantage Environment Storage Capacity Fees (Note 14) (Note 15)	***— ****	$	*********
Additional Vantage Storage Administration and Maintenance and Scheduled Jobs Support Fees (Note 16) (Note 17)	*******	$	********

Note 13: Development and implementation of the User Defined Report Objects, Scheduled Jobs, additional Vantage storage capacity and Vantage users  as set forth in that certain Statement of Work (CSG document no. 2501240) by and between CSG and TWC (the “SOW”).

Note 14: **** ******* (***) ********** ********* of storage capacity on TWC’s dedicated Vantage environment for the User Defined Report Objects; fees for any further additional Vantage environment storage capacity shall be mutually agreed upon in a subsequent amendment if additional storage capacity is required.

Note 15:  With respect to processing (“CPU”) capacity, TWC will use the shared resource model with the TWC CPU allocation on the TWC dedicated Vantage environment.

Note 16: Support Fees are for administration and maintenance of the additional Vantage storage capacity on TWC’s dedicated Vantage environment, storing the Output Tables reflected in and in accordance with the time periods reflected in Attachment A, and the Scheduled Jobs functionality (“Support Services”).  Support Services will commence after the Test Period (defined below) and limited to ******* (**) ***** *******; any Support Services after the Test Period in excess of ******* (**) ***** must be set forth in a mutually agreed Statement of Work and shall be provided at TWC’s then-current Technical Services fee.  CSG shall notify TWC when ****** ******* (***) of the Support Services hours have been exhausted in any given *****.  Notwithstanding the foregoing, Support Services hereunder include support for the User Defined Report Objects (such support shall include operation support, answering functional questions and resolving reported issues/concerns but, for avoidance of doubt, excludes any significant code re-write) for the initial ***** (**) *** period following the Test Period limited to *** ******* (***) *****; any such Support Services in excess of *** ******* (***) ***** and/or after such ***** (**) *** period must be set forth in a mutually agreed Change Order or Statement of Work and shall be provided at TWC’s then-current Technical Services fee.

Note 17: For clarification purposes, during the initial ******** (**) *** period after the initial ******* reporting period (based on TWC’s ***** ***) following the initial go-live date of the Output Tables (the “Test Period”), CSG and TWC will ensure that the User Defined Report Objects, Customers’ user capabilities and Scheduled Jobs (the “Project Elements”) are functioning in accordance with any requirements set forth in the SOW, this Amendment and as described in the business requirements document approved by TWC under the SOW and other written specifications or documents provided by CSG to TWC (the “Specifications”).  During the Test Period, TWC will report to CSG any failure of the Project Elements to function in accordance with the Specifications (each, a “Failure”).  Notwithstanding anything in the Agreement to the contrary, for a period of ****** (**) **** following the Test Period, TWC shall have the right to terminate the User Defined Report Objects and Revenue Model Activity Reports without penalty if TWC determines, in its sole discretion that CSG has failed to correct any such Failure or that any of the Project Elements have failed to function in accordance with the Specifications.  If TWC terminates the User Defined Report Objects and Scheduled Jobs during such ****** (**) *** period based on the foregoing, CSG shall promptly ****** ** *** *** ******* **** ** CSG hereunder and under the SOW.  In the event that TWC does not exercise the foregoing right of termination prior to expiration of such ****** (**) *** period, then TWC shall pay the monthly Support Fees upon receipt of an invoice for the same, in accordance with the terms and conditions of the Agreement.

As a point of clarification, the Support Services fee listed in the table above is subject to increase pursuant to Section 5.4 of the Agreement following the first anniversary date after commencement of the Revenue Model Support Services.

3.	The Output Tables will be made available to Customers by CSG not later than *********** (**) ***** following TWC’s month end.

4.

In the event CSG has an event which impacts or may impact the delivery, completeness or accuracy of the User Defined Report Objects, CSG will make commercially reasonable efforts to notify the TWC contacts reflected in Section 5 below within ******-**** (**) ***** of such event.

5.	TWC contact information for purposes of any notices required to be provided by CSG hereunder is as follows:

TWC: Primary Contact	Assign to: TWC CVC Production Support	**-***-***-****-******-**-********-****@***********	*-***-***-****
TWC: *** ********** ******* ******	*** ******	**** ** ********** *******	***— ***— ****

6.

Following commencement of the Support Services, CSG shall continue to provide such Support Services through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) termination of the Support Services as set forth below.  TWC may terminate the Support Services upon ****** (**) ****’ prior written notice (email shall be sufficient) to CSG and TWC shall have no further obligation for any Support Services Fees following such termination.

7.

For avoidance of doubt, Participating Affiliates may participate hereunder without incurring any additional fees and without any requirement that such rights be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to the termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s participation hereunder, without notice to CSG.

EXHIBIT 10.24 S

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date”)

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Sally McConnell	By: /s/ Peter E Kalan
Name: Sally McConnell	Name: Peter E Kalan
Title: Vice President	Title: CEO
Date: June 20, 2013	Date: June 27, 2013

EXHIBIT 10.24 S

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment A

VANTAGE revenue model activity reports

user defined REPORT objects

SQL Packages *_***_***** *_***_***_**** *_***_***_**** *_***_************

Reference Tables

******* ***** *****: ********* ** *******

******* ***** *****: **** ** ******* ***** **** ** ******* *** ******* ******** **** ******

******* ***** ********** *****: ********** ** ************* *******

Output Tables

Immediately following generation by CSG of the following Output Tables following TWC’s month end, CSG shall ensure that such Output Tables are stored on the TWC Vantage environment until the Output Tables are generated for TWC’s next following month end:

*_***_***_**_****

*_***_***_**_****

*_***_***_**_****_*******

*_***_***_**_***

*_***_***_**_****_***

*_***_***_**_******_***_***

CSG shall ensure that each of the following monthly Output Tables are stored on the TWC Vantage environment on a rolling ******-**** (**) ***** basis, commencing as of generation of the initial Output Tables following TWC’s month end:

*_***_***_**_****_****

*_***_***_**_****_****

*_***_***_**_****_*******_****

*_***_***_**_****_***_****

*_***_***_**_***_****

*_***_***_**_******_****

EXHIBIT 10.24 S

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment B

SPA/Location

SPA	Location
****-****	******** **
****-****	*** ******** **
****-****	*****
****-****	*****
****-****	*****
****-****	*****
****-****	*****